Exhibit 10.2

                                                    [CONFORMED COPY AS EXECUTED]

                                 THIRD AMENDMENT

            THIRD AMENDMENT (this "Amendment"), dated as of August 8, 2003, among ENDURANCE SPECIALTY HOLDINGS LTD. (the "Parent Borrower"), a company organized under the laws of Bermuda, the lending institutions listed from time to time on Annex I to the Term Loan Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Term Loan Agreement referred to below.


                              W I T N E S S E T H:


            WHEREAS, the Parent Borrower, the Lenders and the Administrative Agent are parties to a Term Loan Agreement, dated as of August 13, 2002 (as amended, modified and supplemented to, but not including, the date hereof, the "Term Loan Agreement"); and

            WHEREAS, the parties hereto wish to amend the Term Loan Agreement on the terms and subject to the conditions contained herein;

            NOW, THEREFORE, it is agreed:

            1. Section 5.10 of the Term Loan Agreement the text hereby amended by (i) replacing the word "ESI" with the text "the Parent Borrower" in each instance that such word appears in clause (a) thereof, (ii) deleting the text "December 14, 2001" appearing in clause (a) thereof and inserting the text "December 31, 2002" in lieu thereof, (iii) deleting the text "March 31, 2002" appearing in clause (a) thereof and inserting the text "March 31, 2003" in lieu thereof, (iv) inserting the text "in all material respects" immediately after the text "fairly present" appearing in clause (a) thereof, (v) deleting the text contained in clause (b) thereof, (vi) deleting the text "November 30, 2001" appearing in clause (c) thereof and inserting the text "December 31, 2002" in lieu thereof and (vii) redesignating the existing clause (c) thereof as clause
(b) thereof.

            2. Section 5.12(b) of the Term Loan Agreement is hereby amended by inserting the text "(any such excess a "value shortfall"), except for any such value shortfalls which have not had, or would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect" at the end thereof.

            3. Section 5.13 of the Term Loan Agreement is hereby amended by inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing therein.

            4. Section 5.14 of the Term Loan Agreement is hereby deleted in its entirety and the following new Section 5.14 is inserted in lieu thereof:

            "5.14 Capitalization. As of the Third Amendment Effective Date, the authorized capital stock of the Parent Borrower consists of (i) 120,000,000 shares, $1.00 par value per share, of which 63,663,185 Ordinary Shares and 138,815 Class A Shares are issued and outstanding. As of the Third Amendment Effective Date, all such outstanding shares of the Parent Borrower have been duly and validly issued and are fully paid and nonassessable. As of the Third Amendment Effective Date, neither the Parent Borrower nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except for options, warrants and grants outstanding in the aggregate amounts set forth on Annex IV."

            5. Section 5.15 of the Term Loan Agreement is hereby amended by (i) inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing therein and (ii) deleting the amount "$1,000,000" appearing therein and inserting the amount "$5,000,000" in lieu thereof."

            6. Section 5.17 of the Term Loan Agreement is hereby amended by (i) deleting the first sentence thereof, (ii) deleting the text "other than those listed on Annex VI," appearing therein and (iii) inserting the text "not validly maintained by such Regulated Insurance Company" at the end thereof.

            7. Section 5.18 of the Term Loan Agreement is hereby deleted in its entirety and the following new Section 5.18 is inserted in lieu thereof:

            "Section 5.18 [Intentionally Omitted]"

            8. Section 5.19 of the Term Loan Agreement is hereby amended by inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing therein.

            9. Section 6.01(d) of the Term Loan Agreement is herby amended by inserting the text ", Event of Default" immediately after the text "aware of the occurrence of any Default" appearing therein.

            10. Section 6.01(g) of the Term Loan Agreement is hereby deleted in its entirety and the following text is inserted in lieu thereof:

            "(g) Insurance Reports and Filings. (i) Promptly after the filing thereof, a copy of each Statutory Statement filed by each Regulated Insurance Company.

            (ii) Promptly following the delivery or receipt, as the case may be, by any Regulated Insurance Company or any of their respective Subsidiaries, copies of (a) each material examination and/or audit report or other submitted to any Regulated Insurance Company by any Applicable Insurance Regulatory Authority, (b) all material information which the Lenders may from time to time request with respect to the nature or status of any material deficiencies or violations reflected in any examination report or other similar report, and (c) each material registration, filing, submission, report, order, direction, instruction, approval, authorization, license or other notice which any Borrower or any Regulated Insurance Company may at any time make with, or receive from, any Applicable Insurance Regulatory Authority.


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

            (iii) Upon the written request of any Lender, a report by an independent actuarial consulting firm of recognized national standing reviewing the adequacy of loss and loss adjustment expense reserves as at the end of the last fiscal year of each Regulated Insurance Company, determined in accordance with SAP, and stating an estimated amount of minimum reserves, it being agreed that in each case (i) such independent firm will be provided access to or copies of all relevant valuations relating to the insurance business of each such Regulated Insurance Company in the possession of or available to the Parent Borrower or its Subsidiaries and (ii) any Lender requesting a report pursuant to this
      Section 6.01(g)(iii) shall have executed a confidentiality agreement with such independent actuarial consulting firm.

            (iv) Promptly following notification thereof from a Governmental Authority, notification of the suspension, limitation, termination or non-renewal of, or the taking of any other action in respect of, any material Insurance License."

            11. Section 6.05 of the Term Loan Agreement is hereby amended by (i) inserting the text "Material" immediately prior to the word "Subsidiaries" appearing in the first sentence thereof and (ii) inserting the following new sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in this Section 6.05, the Parent Borrower and its Subsidiaries may purchase and sell assets to the extent permitted under Section 7.02."

            12. Section 7 of the Term Loan Agreement is hereby amended by inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing in the first paragraph therein.

            13. Section 7.01 of the Term Loan Agreement is hereby amended by inserting the text "Third Amendment" immediately prior to the text "Effective Date" appearing therein.

            14. Section 7.03(a) of the Term Loan Agreement is hereby amended by deleting the text "date hereof" appearing therein and inserting the text "Effective Date" in lieu thereof.

            15. Section 7.07 of the Term Loan Agreement is hereby amended by deleting the text "or to issue or sell any Equity Interests therein" appearing therein.

            16. Section 7.10 of the Term Loan Agreement is hereby amended by deleting the amount "$750,000,000" appearing therein and inserting the amount "$1,000,000,000" in lieu thereof.

            17. Section 7.11 of the Term Loan Agreement is hereby deleted in its entirety and the following new Section 7.11 is inserted in lieu thereof:

            "7.11 Unencumbered Liquid Assets. The Parent Borrower will not at any time permit the sum of (i) cash held by the Parent Borrower and/or any of its Subsidiaries plus (ii) Cash Equivalents held by the Parent Borrower and/or any of its Subsidiaries plus (iii) Investment Grade Securities held by the Parent Borrower and/or any of its Subsidiaries to be reduced to an aggregate amount of less than the greater of (A) $400,000,000 and (B) the sum of (x) the stated amount of all outstanding letters of credit issued for the account of the Parent Borrower and/or any of its Subsidiaries plus (y) the aggregate outstanding principal amount of all other Indebtedness for borrowed money of the Parent Borrower and its Subsidiaries that is either subject to a Lien and/or not subordinated in right of payment to the Obligations."

            18. Section 8.03 of the Term Loan Agreement is hereby amended by deleting the text " 6.02(ii) 6.05, 6.08," appearing therein and inserting the text "Section 6.02(ii), Section 6.05 (with respect to the first sentence of Section 6.05 only), Section" in lieu thereof.

            19. Section 8.04 of the Term Loan Agreement is hereby amended by deleting the amount "$10,000,000" in each instance that such amount appears therein and inserting the amount "$20,000,000", in each case, in lieu thereof.

            20. Section 8.06 of the Term Loan Agreement is hereby deleted in its entirety and the following new Section 8.06 is inserted in lieu thereof:

            "8.06 ERISA. (a) An event or condition specified in Section 6.07 shall occur or exist with respect to any Plan or Multiemployer Plan or Foreign Pension Plan, (b) the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates shall fail to pay when due any material amount which they shall have become liable to pay to the PBGC or to a Plan or a Multiemployer Plan under Title IV of ERISA, or (c) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated, and, in any of the foregoing cases, as a result of such event or condition, together with all such other events or conditions, the Parent Borrower, any of its Subsidiaries or any of its ERISA Affiliates shall be reasonably likely in the opinion of the general counsel of the Parent Borrower to (i) in the case of the foregoing clauses (a) and (b) of this Section 8.06, incur a liability to a Plan, a Multiemployer Plan, a Foreign Pension Plan or PBGC (or any combination of the foregoing) or (ii) in the case of the foregoing clause (c) of this Section 8.06, incur a liability to a Plan, Multiemployer Plan, a Foreign Pension Plan or PBGC (or any combination of the foregoing) in excess of $20,000,000; or".

            21. Section 8.07 of the Term Loan Agreement is hereby amended by deleting the amount "$10,000,000" appearing therein and inserting the amount "$20,000,000" in lieu thereof.

            22. Section 9 of the Term Loan Agreement is hereby amended by (i) deleting the definitions of "Aon", "Capital Z Partners", "Consolidated Fixed Charge Coverage Ratio", "Consolidated Fixed Charges", "Documents", "Insurance Licenses", "Perry Capital", "Test Period", "THLee", "TPG", "364-Day Credit Agreement", "364-Day Credit Documents" and "Zurich" appearing therein and (ii) inserting the following new definitions in the appropriate alphabetical order therein:

            "Documents" shall mean, collectively, (i) the Credit Documents and
(ii) the Three-Year Term Loan Documents.

            "Insurance Licenses" shall mean, with respect to each Regulated Insurance Company, licenses (including, without limitation, licenses or certificates of authority from Applicable Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business held by such Regulated Insurance Company.

            "Investment Grade Securities" shall mean and include (i) U.S. Government Obligations (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P, Baa3 or higher by Moody's, Class (2) or higher by NAIC or the equivalent of such rating by S&P, Moody's or NAIC, or if none of S&P, Moody's and NAIC shall then exist, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Parent Borrower and its Wholly-Owned Subsidiaries, and (iii) any fund investing exclusively in investments of the type described in clauses (i) and (ii) which funds may also hold immaterial amounts of cash pending investment and/or distribution.

            "S&P Equivalent Rating" shall mean, with respect to any Investment Grade Security, the rating given such security by S&P or the S&P equivalent rating of the rating given such security by Moody's or NAIC, it being understood that if any such security is rated by more than one of S&P, Moody's and NAIC and any of such ratings (or the S&P equivalent of such ratings) differ, then the S&P Equivalent Rating for such security shall be the lower or lowest, as the case may be, of such ratings (or the S&P equivalent of such ratings).

            "Third Amendment" shall mean the Third Amendment to this Agreement, dated as of August 8, 2003.

            "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

            "364-Day Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of August 13, 2002 and amended and restated as of August 8, 2003, among the Parent Borrower, the designated subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, providing for up to a $500,000,000 commitment to provide revolving loans to the Parent Borrower and issue letters of credit for the account of the various designated subsidiary borrowers, as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof.

            "364-Day Credit Documents" shall mean the 364-Day Credit Agreement, and all other documents, instruments and agreements entered into in connection therewith, as each such document, instrument and agreement are amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof

            "U.S. Government Obligations" shall mean and include (A) securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt and (B) to the extent in each case having an S&P Equivalent Rating of AAA, obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank.

            23. Section 10.03 of the Term Loan Agreement is hereby amended by deleting the text "Subsidiary" appearing in clause (ii) of the first sentence thereof and inserting the text "of its Subsidiaries" in lieu thereof.

            24. Section 11.04(b) of the Term Loan Agreement is hereby amended by deleting the first sentence thereof and inserting the following text in lieu thereof:

      "Notwithstanding the foregoing, any lender may assign all or a portion of its rights and obligations hereunder to a bank or other financial institution with the prior written consent of each of (i) the Administrative Agent and (ii) so long as no Default or Event of Default has occurred and is continuing, the Parent Borrower (such consent, in each case, not to be unreasonably withheld or delayed)."

            25. Section 11.14 of the Term Loan Agreement is hereby deleted in its entirety and the following new Section 11.14 is inserted in lieu thereof:

            "11.14 Confidentiality. (a) Each Lender shall (i) hold all non-public information (including, without limitation, all financial projections and analyses) furnished by the Parent Borrower in connection with such Lender's evaluation of whether to become a Lender hereunder or obtained by such Lender pursuant to the requirements of this Agreement ("Confidential Information") confidential, (ii) use Confidential Information only for purposes related to this Agreement and its position as a Lender hereunder and (iii) not disclose such Confidential Information other than as provided herein; provided that any Lender and/or its affiliates may disclose any such Confidential Information (A) as has become generally available to the public other than as a result of disclosure in violation of this Section 11.14, (B) as has become available to such Lender or any such affiliate on a non-confidential basis from a source other than the Parent Borrower and their respective affiliates, provided that the source is not known by such Lender to be prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (C) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender and/or its affiliates, (D) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation or other judicial process (it being understood that, to the extent reasonably practicable under the circumstances, the Parent Borrower shall be given prior notice and an opportunity to contest any proposed disclosure pursuant to this clause (D)), (E) in order to comply with any law, order, regulation or ruling applicable to such Lender and/or its affiliates, and (F) to any permitted prospective or actual syndicate member or participant in any Loans, provided that such prospective or actual syndicate member or participant agrees with the respective assigning Lender to be bound by the provisions of this Section 11.14. The provisions of this Section 11.14 shall survive any termination of this Agreement.

            (b) Notwithstanding anything herein to the contrary, any Lender (and any employee, representative or other agent of such Lender) may disclose to any and all persons, without limitation of any kind, such Lender's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such Lender and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws."

            26. Annexes III and IV to the Term Loan Agreement are hereby deleted in their entirety and Annexes III and IV attached hereto are inserted in lieu thereof.

            27. Annex VI to the Term Loan Agreement is hereby deleted in its entirely and the text "[Intentionally Deleted]" is hereby inserted in lieu of such Annex VI.

            28. In order to induce the Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Term Loan Agreement and in the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            29. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Term Loan Agreement or any other Credit Document.

            30. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same


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

instrument. A complete set of counterparts shall be lodged with the Parent Borrower and the Administrative Agent.

            31. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            32. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Parent Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and
(ii) the Restatement Effective Date (as defined in the 364-Day Credit Agreement (as defined after giving effect to the Third Amendment Effective Date)) shall have occurred.

            33. From and after the Third Amendment Effective Date, all references in the Term Loan Agreement and each of the other Credit Documents to the Term Loan Agreement shall be deemed to be references to the Term Loan Agreement as modified hereby.

                                   *    *    *


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

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        ENDURANCE SPECIALTY HOLDINGS LTD.


                                        By:    /s/ John V. Del Col
                                            ------------------------------------
                                        Title: General Counsel & Secretary

                                        JPMORGAN CHASE BANK, Individually and as
                                        Administrative Agent


                                        By:    /s/ Christine Herrick
                                            ------------------------------------
                                        Title: Vice President

                                        SIGNATURE PAGE TO THE THIRD AMENDMENT,
                                        DATED AS OF AUGUST 8, 2003, TO THE TERM
                                        LOAN AGREEMENT, DATED AS OF AUGUST 13,
                                        2002, AMONG ENDURANCE SPECIALTY HOLDINGS
                                        LTD., A COMPANY ORGANIZED UNDER THE LAWS
                                        OF BERMUDA. THE VARIOUS LENDERS PARTY
                                        THERETO, AND JPMORGAN CHASE BANK, AS
                                        ADMINISTRATIVE AGENT

                                        COMERICA BANK

                                        By:    /s/ Martin G. Ellis
                                            ------------------------------------
                                        Title: Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:    /s/ William S. Benton
                                            ------------------------------------
                                        Title: Senior Vice President


                                        FLEET NATIONAL BANK

                                        By:    /s/ George J. Urban
                                            ------------------------------------
                                        Title: Portfolio Manager


                                        THE BANK OF BERMUDA LIMITED

                                        By:    /s/ Craig D. Tucker
                                            ------------------------------------
                                        Title: Vice President


                                        THE BANK OF NEW YORK

                                        By:    /s/ Jimmy Tse
                                            ------------------------------------
                                        Title: Vice President


                                        THE BANK OF N.T. BUTTERFIELD & SON
                                        LIMITED

                                        By:    /s/ Jonathan W. Raynor
                                            ------------------------------------
                                        Title: Vice President